UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

OMEGA FLEX, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	000-51372	23-1948942
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

451 Creamery Way

Exton, Pennsylvania  19341

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 610-524-7272

_______________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

EXPLANATORY NOTE

 This Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Omega Flex, Inc. (the “Company”) with the Securities and Exchange Commission on March 8, 2012. The sole purpose of this Amendment is to revise the item category of the disclosure.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control.  Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.  For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

ITEM 8.01 OTHER EVENTS

In 2007, the Company instituted a legal complaint against a former insurer, seeking reimbursement of amounts paid in defense of a law suit that was brought against the Company in 2004. As of March 2, 2012, the Company agreed to settle its lawsuit and entered into a definitive settlement agreement with the former insurer for reimbursement of defense costs incurred by the Company in the 2004 law suit and attorneys’ fees incurred in the coverage action.  The settlement agreement provides for a payment of $4,700,000 to the Company by insurer within 20 days of the effective date of the agreement.  In exchange, the Company released all claims against the insurer arising out of the class action litigation and the coverage litigation, and further agreed to dismiss the coverage litigation currently pending in court.  In addition, the Company agreed to indemnify the insurer against any claims that may be brought against the insurer by the Company’s former corporate parent, Mestek, Inc. with respect to the claims released in the settlement agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)

none

(b)

none

(c)

none

(d)

none

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OMEGA FLEX, INC.

(Registrant)

Date: March 8, 2012	By: /s/ Kevin R. Hoben

Kevin R. Hoben
President and Chief Executive Officer